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                                                                    Exhibit 99.2


                                KYZEN CORPORATION


                            CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Report of Kyzen Corporation (the "Company") on Form 10-QSB for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas M. Forsythe, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


              Date:  August 14, 2002      /s/ Thomas M. Forsythe
                                          -----------------------
                                          Thomas M. Forsythe,
                                          Chief Financial Officer